Exhibit No. 23
BuyersOnline.com, Inc.
Form 10-KSB/ 2000
File No. 0-26917

                     BUYERSONLINE.COM, INC.

                  Warrant for the Purchase of
                     Shares of Common Stock
                       Par Value $0.0001

                       WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

       This is to certify that, for value received, _______________________________ (the "Holder") is entitled to purchase from BUYERSONLINE.COM, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of ________ shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of $2.50 per share ("Warrant Price"). If the Promissory Note made by the Company to the Holder of even date herewith in the principal amount of $50,000 is exchanged for Series B convertible Preferred Stock of the Company in the manner contemplated by said Promissory Note or not paid in full on or before June 30, 2000, the number of Warrant Shares purchasable hereunder shall automatically increase to 25,000. Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

      This warrant is granted subject to the following further terms and conditions:

     1. This warrant shall vest and be exercisable immediately, and shall expire at 5:00 p.m. Salt Lake City time on June 30, 2005.
In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder (or in the case of exercise after Holder's death, Holder's executor, administrator, heir or legatee, as the case may be) must take the following actions:

            (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares which are to be purchased under the exercised warrant.

           (b) Pay the aggregate Warrant Price for the purchased shares through one or more of the following alternatives:
               (i) full payment in cash or by check made payable to the Corporation's order;

               (ii) full  payment in shares of Common Stock  held
                    for the requisite period necessary to avoid a
                    charge   to   the  Company's   earnings   for
                    financial  reporting purposes

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                    and  valued  at
                    Fair Market Value on the Exercise Date (as such terms are defined below);

               (iii)      full  payment through a combination  of
                    shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order;

            (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Holder shall provide concurrent irrevocable written instructions (i) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Warrant Price payable for the purchased shares and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

               (v) full payment through conversion of the warrant to purchase Warrant Shares into the number of fully paid and nonassessable Warrant Shares calculated pursuant to the following formula:

                    X   =   Y (A-B)
                             A

                    where:     X     =     the number of  Warrant
                    Shares to be issued to the Holder;

                    Y     =     the number of Warrant Shares  for
                    which   the   conversion   right   is   being
                    exercised;

                    A     =    the Fair Market Value per share as
                    of the date of exercise of such conversion right; and

                    B    =    the Warrant Price then in effect.

            (c)    Furnish   to   the   Corporation   appropriate
documentation that the person or persons exercising  the  warrant
(if other than Holder) have the right to exercise this warrant.

           (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

           (e) For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market or Nasdaq SmallCap Market, the Fair Market Value shall be the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported by the Nasdaq National Market or Nasdaq SmallCap Market or any successor systems.

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               (ii) If  the Common Stock is at the time listed or
                    admitted   to   trading   on   any   national
                    securities exchange, then the Fair Market Value shall be the closing selling price per
                    share   on  the  date  in  question  on   the
                    securities   exchange,  as  such   price   is
                    officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the
                    Fair   Market  Value  shall  be  the  closing
                    selling  price on the exchange  on  the  last
                    preceding   date  for  which  such  quotation
                    exists.

               (iii)      If  the  Common Stock is not listed  on
                    such date on any national securities exchange nor included in the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported on the OTC Bulletin Board.

                                (iv)   In  the  absence   of   an
                    established market for the Common Stock, as determined in good faith by the board of directors of the Company, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business. If the Holder disputes the determination of value, the parties shall attempt to negotiate a resolution of the dispute for a period of 30 days following the date the Company makes its determination of Fair Market Value. If the dispute or claim has not been resolved within said 30-day period, the dispute shall be resolved by arbitration conducted in Salt Lake City, Utah by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect or such other rules as mutually agreed upon by the Parties. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorneys' fees incurred in connection with arbitration.

           (f) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

      2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. Except as provided herein, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant. The Company agrees to register or qualify the Warrant Shares, but not this warrant, for resale as follows:

      (a) If, at any time during the period in which the rights represented by this Agreement are exercisable the Company proposes to file a registration statement or notification under the Securities Act for the primary or secondary sale of any debt or equity security by the Company or any shareholder of the Company to the public (other than a registration statement on Form S-8 or a registration statement filed exclusively to effect a merger,

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stock  exchange, purchase  of  operating  assets,  or
corporate consolidation) it will give written notice at least 30 days prior to the filing of such registration statement or notification to the Holder of its intention to do so. The
Company agrees that, after receiving written notice from the Holder of its desire to include its Warrant Shares in such proposed registration statement or notification, the Company shall include the Warrant Shares. Notwithstanding the provisions of this paragraph 2(a), the Company shall have the right, at any time after it shall have given written notice pursuant to this paragraph (whether or not a written request for inclusion of the Warrant Shares shall be made) to elect not to file any such proposed registration statement or notification or to withdraw the same after the filing but prior to the effective date thereof. In no event shall the Company be obligated to include the Warrant Shares in any registration statement or notification under this paragraph 2(a) if, in the opinion of the underwriter, the inclusion of the Warrant Shares in such registration statement or notification would be detrimental to the proposed offering of debt or equity securities pursuant to which the Company gave notice to the Holder under this paragraph; provided, that the Warrant Shares shall not be excluded from any such registration statement or notification if debt or equity securities of the Company held by any other persons are, or will be, included in such registration statement or notification. In the event the underwriter determines that a portion, but not all, of the securities to be offered by persons other than the Company may be registered in the offering, the number of Warrant Shares that the Holder may include in the registration shall be its pro rata portion of the total shares registered based on the total
Warrant Shares the Holder desires to register and the total shares sought to be registered by all selling stockholders. Notwithstanding the provisions of this paragraph 2(a), the Holder acknowledges and agrees that the Holder will be prohibited from selling the Warrant Shares for a period of 12 months from the effective date of such registration statement without the prior written consent of First Level Capital, Inc., an NASD member firm and consultant to the Company ("First Level"). The Holder further acknowledges and agrees that (i) the granting of such consent is within the sole discretion of First Level, (ii) First Level is prohibited from exercising its discretion to grant any such consent for a period of six months following the completion of an underwritten public offering in which the Company receives gross proceeds of $10,000,000 or more (unless such underwriter provides its written authorization to First Level that First Level may grant such consent), and (iii) the power to exercise such discretion and the prohibition under clause (ii) of this sentence are assignable with the consent of the Company, but not the Holder, by First Level to any person other than the Company, including the underwriter of any registered public offering.

      (b) In connection with the filing of a registration statement, notification, or post-effective amendment under this section, the Company covenants and agrees:

            (i) to pay all expenses of such registration statement, notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the Holder and any sales commissions on Warrant Shares offered and sold;

           (ii) to take all necessary action which may reasonably be required in qualifying or registering the Warrant Shares included in a registration statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by the Holder; provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; and

           (iii)     to utilize its best efforts to keep the same
     effective   on  a  continuous  or  shelf  basis  until   all
     registered Warrant Shares of the Holder have been sold.

      (c) The Holder shall cooperate with the Company and shall furnish such information as the Company may request in connection with any such registration statement, notification or post-effective amendment hereunder, on which the Company shall be entitled to rely, and the Holder shall indemnify and hold harmless the Company (and all other persons who may be subject to liability under the Securities Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but without limitation, all attorneys' fees and amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact furnished by the Holder in connection with such registration or qualification, or from the failure of the Holder to furnish material information in connection

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with the facts required to  be
included in such registration statement, notification or post-effective amendment necessary to make the statements therein not misleading.

      (d) The Company shall indemnify and hold harmless the Holder (and all other persons who may be subject to liability under the Securities Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but without limitation, all attorneys' fees and amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact made by the Company in any such registration statement, notification or post-effective amendment hereunder, or omission by the Company of any material fact necessary to make the statements in any such registration statement, notification or post-effective amendment not misleading.

      3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

      4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. If any capital reorganization or reclassification of Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to acquire and receive on exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of such reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Common Stock as would have been received on exercise of this Warrant immediately before such reorganization, reclassification, consolidation, merger or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this Warrant. The Company will not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument mailed or delivered to the Holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire on exercise of this Warrant. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

      5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

      6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

     7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

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      8.   The Company may deem and treat the registered owner of
this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Utah, without regard to the principles of conflicts of law thereof.

      11. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this Warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

      12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

      IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this ____ day of ___________________, 2000.

                                   BUYERSONLINE.COM, INC.



                                   By___________________________
                                     Paul Jarman, Vice President

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                        Exercise Notice
          (to be signed only upon exercise of Warrant)

TO:  BUYERSONLINE.COM, INC.

     The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ________________________________
shares of common stock of BuyersOnline.com, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:


_________________________________________________________________


_________________________________________________________________


_________________________________________________________________

      If  purchase is to be effected by conversion of the warrant to  Common Stock, the Holder hereby converts warrant rights  with
respect  to  __________________________________  Warrant   Shares
represented by the warrant.

     If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

      The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

     DATED this ________ day of ___________________,__________.




                                   ____________________________
                                   Signature

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                          Transfer Form

    FOR VALUE RECEIVED,__________________________  hereby   sell,
assign, and transfer  unto

_________________________________________________________________

_________________________________________________________________

________________________________________________________________,

warrants   to   purchase   shares  of   the   Common   Stock   of
BuyersOnline.com, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

_________________________________________________________________


to  transfer said warrants stock on the books of the within named
Corporation with full power of substitution in the premises.

            Dated  _______________________________,__________.



                          ________________________________________

In presence of

_________________________________________

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